EXHIBIT 99.2
FANNIE MAE
MONTHLY SUMMARY
SEPTEMBER 2005
HIGHLIGHTS FOR SEPTEMBER INCLUDE:
•	Fannie Mae’s book of business grew at an annualized rate of 6.7 percent in September compared with growth of 0.9 percent in August.
•	Total business volume rose to $70.6 billion in September from $57.9 billion the previous month.
•	Total lender-originated MBS issues rose to $61.0 billion from $46.5 billion in August.
•	Retained commitments were $0.5 billion in September compared with negative $21.0 billion the previous month.
•	Outstanding MBS grew at a 50.7 percent annualized rate in September compared with 19.3 percent in August primarily as a result of mortgage portfolio sales of Fannie Mae MBS.
•	Portfolio purchases were $10.0 billion and portfolio sales were $31.1 billion, which net of portfolio liquidations resulted in a negative 47.8 percent annualized growth rate of the mortgage portfolio.
•	Both the conventional single-family and multifamily delinquency rates remained stable in August at 0.59 percent and 0.08 percent, respectively.
•	The duration gap on Fannie Mae’s mortgage portfolio averaged one month in September.

BUSINESS BALANCES AND GROWTH ($ in Millions) 1/

	Mortgage Portfolio, Gross 2/		Outstanding MBS 3/		Book of Business
	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/	End Balance	Growth Rate 4/
October 2004	$913,246	12.2%	$1,386,272	7.7%	$2,299,518	9.5%
November 2004	912,608	(0.8%)	1,393,205	6.2%	2,305,813	3.3%
December 2004	904,555	(10.1%)	1,402,761	8.5%	2,307,316	0.8%
Full year 2004	$904,555	0.7%	$1,402,761	7.9%	$2,307,316	4.9%

January 2005	$890,834	(16.8%)	$1,416,038	12.0%	$2,306,871	(0.2%)
February 2005	875,245	(19.1%)	1,430,825	13.3%	2,306,070	(0.4%)
March 2005	864,648	(13.6%)	1,441,003	8.9%	2,305,652	(0.2%)
April 2005	851,936	(16.3%)	1,445,353	3.7%	2,297,288	(4.3%)
May 2005	828,079	(28.9%)	1,464,884	17.5%	2,292,963	(2.2%)
June 2005	808,225	(25.3%)	1,485,149	17.9%	2,293,374	0.2%
July 2005	788,786	(25.3%)	1,498,717	11.5%	2,287,503	(3.0%)
August 2005	768,280	(27.1%)	1,520,943	19.3%	2,289,223	0.9%
September 2005	727,824	(47.8%)	1,573,810	50.7%	2,301,634	6.7%
YTD 2005	$727,824	(25.2%)	$1,573,810	16.6%	$2,301,634	(0.3%)

BUSINESS VOLUMES ($ in Millions) 1/

	MBS
		Fannie Mae	MBS Issues
	Lender-originated	MBS	Acquired	Portfolio	Business
	Issues 5/	Purchases 6/	by Others	Purchases	Volume
October 2004	$38,289	$3,665	$34,623	$27,142	$61,766
November 2004	36,259	2,717	33,542	19,121	52,662
December 2004	39,375	1,642	37,732	13,016	50,748
Full year 2004	$527,146	$64,604	$462,542	$262,647	$725,189

January 2005	$37,457	$451	$37,006	$11,095	$48,101
February 2005	31,259	538	30,721	9,446	40,167
March 2005	31,493	326	31,166	11,206	42,372
April 2005	36,838	429	36,409	8,865	45,274
May 2005	34,343	219	34,124	11,198	45,322
June 2005	40,039	210	39,829	8,964	48,793
July 2005	43,344	207	43,138	9,365	52,502
August 2005	46,540	176	46,363	11,564	57,927
September 2005	61,013	410	60,603	10,021	70,625
YTD 2005	$362,326	$2,966	$359,360	$91,723	$451,083
The single-family and multifamily MBS issues will no longer be shown separately on a monthly basis.

MORTGAGE PORTFOLIO COMMITMENTS, PURCHASES, AND SALES ($ in Millions) 1/

				Mortgage
	Retained			Portfolio
	Commitments 7/	Purchases 8/	Purchase Yield 9/	Sales
October 2004	$19,356	$27,142	3.59%	$941
November 2004	11,887	19,121	4.16%	1,511
December 2004	9,330	13,016	4.71%	1,653
Full year 2004	$256,144	$262,647	4.22%	$16,449

January 2005	$797	$11,095	4.40%	$6,360
February 2005	3,099	9,446	4.73%	9,539
March 2005	10,587	11,206	4.79%	4,806
April 2005	5,654	8,865	5.04%	1,680
May 2005	(8,131)	11,198	4.99%	17,812
June 2005	(2,339)	8,964	5.33%	10,350
July 2005	4,636	9,365	5.43%	9,288
August 2005	(20,964)	11,564	5.27%	12,507
September 2005	477	10,021	5.44%	31,071
YTD 2005	$(6,184)	$91,723	5.03%	$103,412

1/	Represents unpaid principal balance.
2/	Excludes mark-to-market adjustments, deferred balances and allowances for losses. Includes $351 billion of Fannie Mae MBS as of September 30, 2005.
3/	MBS held by investors other than Fannie Mae’s portfolio.
4/	Growth rates are compounded.
5/	Excludes MBS issued from Fannie Mae’s portfolio, which was $2,642 million in September 2005.
6/	Included in total portfolio purchases.
7/	Represents commitments to purchase, net of commitments to sell, entered into during the month, including any modifications to original amounts.
8/	Fannie Mae is currently examining its processes for classifying mortgage purchases between single-family and multifamily. Going forward, we expect to report this breakout quarterly and we will re-classify previously reported purchases.
9/	Calculated as commitment yield for single-family loans, pass-thru rate for multifamily loans and coupon divided by price for securities. Yields are presented on a taxable-equivalent basis.

Numbers may not add due to rounding.

LIQUIDATIONS ($ in Millions) 1/					DELINQUENCY RATES
	Mortgage Portfolio		Outstanding MBS		Single-family Conventional 2/			Multifamily
	Liquidations		Liquidations		Non-Credit	Credit
	Amount	Annual Rate	Amount	Annual Rate	Enhancement 3/	Enhancement 4/	Total 5/	Total 6/
October 2004	$17,529	23.14%	$26,970	23.42%	0.32%	1.77%	0.62%	0.12%
November 2004	18,295	24.05%	28,104	24.27%	0.33%	1.84%	0.64%	0.10%
December 2004	19,449	25.69%	29,779	25.56%	0.33%	1.84%	0.63%	0.10%
Full year 2004	$240,201	26.87%	$374,688	27.58%

January 2005	$18,480	24.70%	$30,063	25.60%	0.35%	1.88%	0.65%	0.10%
February 2005	15,545	21.13%	24,107	20.32%	0.34%	1.84%	0.64%	0.10%
March 2005	17,049	23.52%	24,956	20.86%	0.31%	1.72%	0.59%	0.09%
April 2005	19,899	27.82%	33,740	28.05%	0.30%	1.68%	0.57%	0.10%
May 2005	17,301	24.72%	27,844	22.96%	0.30%	1.68%	0.57%	0.10%
June 2005	18,502	27.14%	29,243	23.79%	0.30%	1.69%	0.57%	0.10%
July 2005	19,575	29.42%	34,429	27.69%	0.32%	1.74%	0.59%	0.08%
August 2005	19,624	30.25%	34,976	27.80%	0.32%	1.76%	0.59%	0.08%
September 2005	19,468	31.23%	37,036	28.72%
YTD 2005	$165,444	26.55%	$276,395	25.10%

AVERAGE INVESTMENT BALANCES ($ in Millions)

	Net	Liquid	Total Net
	Mortgages	Investments	Investments
October 2004	$903,065	$61,445	$964,510
November 2004	907,233	62,836	970,069
December 2004	904,200	58,877	963,077
Full year 2004	$886,699	$67,510	$954,208

January 2005	$891,533	$66,667	$958,200
February 2005	878,378	54,626	933,003
March 2005	863,662	65,330	928,992
April 2005	851,828	58,269	910,097
May 2005	836,441	55,479	891,920
June 2005	813,466	59,072	872,538
July 2005	792,532	55,114	847,645
August 2005	772,579	65,081	837,660
September 2005	743,061	61,103	804,164
YTD 2005	$827,053	$60,082	$887,136

INTEREST RATE RISK DISCLOSURE

Effective
Duration Gap 7/
(in months)
October 2004	0
November 2004	-1
December 2004	-1
January 2005	-1
February 2005	0
March 2005	1
April 2005	-1
May 2005	-1
June 2005	0
July 2005	1
August 2005	0
September 2005	1

1/	Represents unpaid principal balance.
2/	Includes all conventional loans that are three or more months delinquent or in foreclosure and excludes loans with full or substantial recourse to lenders or loans covered by significant supplemental pool mortgage insurance.
3/	Loans without primary mortgage insurance or any credit enhancements.
4/	Loans with primary mortgage insurance and/or other credit enhancements.
5/	Total of single-family non-credit enhanced and credit enhanced loans.
6/	Includes loans and securities 60 days or more past due and is calculated based on mortgage credit book of business.
7/	The duration gap is a weighted average for the month. Numbers may not add due to rounding.

In connection with the pending re-audit and restatement of Fannie Mae’s previously published financial statements, management is undertaking a comprehensive review of Fannie Mae’s accounting routines and controls, financial reporting process and the application of generally accepted accounting principles. While most of the information contained in this summary is not derived from Fannie Mae’s financial statements, we expect that some of this information will be impacted by the re-audit and restatement. Management believes that the information may be useful to investors for comparing current business activities with those of prior periods and for reviewing trends in our business, notwithstanding that certain information may change, perhaps materially, from what is reported herein. Issues under review that could cause this information to change include those related to securities accounting, loan accounting, consolidation and amortization. More information regarding the re-audit and restatement may be found in Form 8-Ks Fannie Mae filed with the Securities and Exchange Commission on December 22, 2004, March 18, 2005, May 11, 2005, and August 9, 2005.
For more information about Fannie Mae, please visit www.fanniemae.com or contact us at (202) 752-7115.